UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

FIERA CAPITAL SERIES TRUST

on behalf of its series

FIERA CAPITAL GLOBAL EQUITY FUND

FIERA CAPITAL INTERNATIONAL EQUITY FUND

FIERA CAPITAL U.S. EQUITY LONG-TERM QUALITY FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fiera Capital Series Trust

On behalf of

Fiera Capital Global Equity Fund

Fiera Capital International Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

[●], 2021

Dear Valued Shareholder:

A Special Meeting of shareholders of the Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund (each a “Fund” and together the “Funds”), each a series of Fiera Capital Series Trust (the “Trust”), has been scheduled for January 24, 2022 (the “Special Meeting”). At the Special Meeting, shareholders of each Fund will consider a proposal to approve a new sub-advisory agreement (the “Sub-Advisory Agreement”) between the Funds’ investment adviser, Fiera Capital Inc. (“Fiera”) and StonePine Asset Management Inc. (“StonePine”) with respect to each Fund, pursuant to which StonePine will serve as sub-adviser to each Fund (the “Appointment”).

StonePine is a newly formed investment firm led by Nadim Rizk, the current lead portfolio manager for the Funds. Under the terms of the Sub-Advisory Agreement, Mr. Rizk and the members of his team will continue to be responsible for the day-to-day portfolio management of each of the Funds. The Funds will continue to be supported by Fiera’s rigorous infrastructure with respect to service, trading, operations, risk management, investment oversight, compliance and legal requirements, performance measurement, reporting and information technology. The Funds would also benefit from continuity in portfolio management by the same investment team using the same investment philosophy and process currently being employed. There will be no changes to the investment management fees paid by the Funds in connection with the Appointment.

If the shareholders of a Fund do not approve the Sub-Advisory Agreement, the Appointment will not be implemented on behalf of such Fund and the Board would consider additional actions as it deems to be in the best interests of such Fund, including, among other things, potentially re-soliciting shareholder approval of the Sub-Advisory Agreement, use of a different portfolio management team within Fiera or its affiliates, or the possible liquidation of such Fund.

After careful consideration, for the reasons discussed in the attached Proxy Statement, the Board determined that the Appointment is in the best interests of each Fund’s shareholders and has approved the Sub-Advisory Agreement and the solicitation of each Fund’s shareholders with respect to approval of the Sub-Advisory Agreement.

The attached Proxy Statement is designed to give you more information about the proposal. If you were a shareholder of record of any of the Funds as of the close of business on [●], 2021, the record date for the Special Meeting, you are entitled to vote on the proposal applicable to the Fund in which you hold shares at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Your vote is important.

As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. In order to approve the Sub-Advisory Agreement and complete the Appointment, a quorum must be present at the Special Meeting (in person or by proxy) and a “majority of outstanding voting shares” of each Fund, as such term is defined by the Investment Company Act of 1940, must vote for its approval. You may vote using one of the methods below by following the instructions on your proxy card:

• By touch-tone telephone;

• By internet;

• By returning the enclosed proxy card in the postage-paid envelope; or

• In person at the Special Meeting.

If you do not vote using one of these methods, you may be contacted by Okapi Partners LLC, our proxy solicitation firm, to vote your shares over the phone. Additionally, if you have any questions regarding the Proxy Statement, please call Okapi Partners LLC toll-free at 888-785-6673.

Any changes with regards to the Special Meeting will be posted at www.okapivote.com/FieraFundsMeeting. The Funds encourage you to check this website prior to the Special Meeting if you plan to attend. The Funds do not anticipate delivery of additional soliciting materials to shareholders or to otherwise amend the proxy materials.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Michael Quigley

Principal Executive Officer

Fiera Capital Series Trust

Fiera Capital Global Equity Fund

Fiera Capital International Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement (the “Proxy Statement”) to solicit votes from shareholders of Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund (each a “Fund” and together the “Funds”), each a series of Fiera Capital Series Trust (the “Trust”), at the special meeting of the Funds’ shareholders (the “Special Meeting”).

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve a sub-advisory agreement between the Funds’ investment adviser, Fiera Capital Inc. (“Fiera”), and StonePine Asset Management Inc. (“StonePine”) on behalf of the Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund, pursuant to which StonePine would serve as sub-adviser to each Fund. (“Sub-Advisory Agreement”). The Special Meeting will be held on January 24, 2022 to consider the proposal.

Question: Why are shareholders being asked to approve the proposal?

Answer: Approval by the shareholders of each Fund is needed to proceed with the appointment of StonePine to serve as sub-adviser to each Fund (the “Appointment”). The 1940 Act requires approval of the Sub-Advisory Agreement by shareholders of each Fund in order for StonePine to serve as the sub-adviser of that Fund. If the shareholders of a Fund do not approve the Sub-Advisory Agreement, the Appointment will not be implemented for that Fund and the Board of Trustees of the Trust (the “Board”) would consider additional actions as it deems to be in the best interests of such Fund, including, among other things, potentially re-soliciting shareholder approval of the Sub-Advisory Agreement, using a different portfolio management team within Fiera or its affiliates, or the possible liquidation of such Fund. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is Fiera proposing to appoint StonePine to serve as sub-adviser to the Funds?

Answer: The Funds’ current lead portfolio manager, Nadim Rizk, has formed his own investment firm, StonePine, and will be leaving Fiera as a result. Appointment of StonePine as sub-adviser to the Funds ensures each Fund would benefit from continuity in portfolio management by the same portfolio management team using the same investment philosophy and process currently employed by the Funds. The Funds will also continue to be supported by Fiera’s investment oversight as well as its rigorous infrastructure with respect to service, trading, operations, risk management, compliance and legal requirements, performance measurement, reporting and information technology.

Question: How will the proposed Appointment affect the fees and expenses I pay as a shareholder of the Fund(s)?

Answer: The Appointment will not affect any of the Funds’ fees or expenses. All fees earned by StonePine pursuant to the Sub-Advisory Agreement will be paid by Fiera (and not the Funds) from the investment management fees it earns from the Funds.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration, the Board, including all of the Independent Trustees, unanimously approved the Sub-Advisory Agreement, subject to shareholder approval, and authorized the solicitation of proxies on the proposal.

The Board unanimously recommends that the shareholders of each Fund vote for the approval of the Sub-Advisory Agreement with respect to such Fund.

Question: Who is paying for expenses related to the Special Meeting?

Answer: StonePine and Fiera will each bear costs associated with the Special Meeting, and solicitation of proxies. The Funds will not pay for the cost of the Appointment of StonePine.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote (i) by telephone using the toll-free number found on your proxy card, (ii) by using the enclosed postage-paid envelope to mail your proxy card, (iii) by voting via the Internet, or (iv) by voting in person by attending the Special Meeting on January 24, 2022. Please follow the enclosed instructions to use these methods of voting. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. We encourage you to vote by telephone or via the Internet at your earliest convenience. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who is eligible to vote?

Answer: Shareholders of record of each Fund as of the close of business on [●], 2021 (the “Record Date”) are entitled to vote at the Special Meeting or any adjournment thereof. Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Question: What vote is required to approve the proposal?

Answer: Approval of the proposal for each Fund will require the affirmative vote of a “majority of the outstanding shares” of the applicable Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares” entitled to vote means the vote of the lesser of (1) 67% or more of the voting shares present at the Special Meeting, if more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting shares of the Fund.

ii

Question: What will happen if the Sub-Advisory Agreement is not approved by shareholders?

Answer: If the shareholders of a Fund do not approve the Sub-Advisory Agreement, the Appointment will not be implemented on behalf of such Fund and the Board would consider additional actions as it deems to be in the best interests of such Fund, including, among other things, potentially re-soliciting shareholder approval of the Sub-Advisory Agreement, use of a different portfolio management team within Fiera or its affiliates, or the possible liquidation of such Fund.

Question: Who do I call if I have questions?

Answer: Please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 888-785-6673. Representatives are available Monday through Friday 9:00 a.m. to 7:00 p.m. Eastern Time.

iii

Fiera Capital Series Trust

On behalf of

Fiera Capital Global Equity Fund

Fiera Capital International Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

855-771-7119

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 24, 2022

Fiera Capital Series Trust, a Delaware statutory trust (the “Trust”), will hold a special meeting of shareholders (the “Special Meeting”) of the Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund (each a “Fund” and together the “Funds”), each, a series of the Trust, to be held at the offices of Fiera Capital, Inc., 375 Park Avenue, 8th Floor, New York, New York 10152 on January 24, 2022 at [●] Eastern Time.

At the Special Meeting, you and the other shareholders of the Funds will be asked to consider and vote upon the proposal below:

1.	Approval of a new sub-advisory agreement between the Funds’ investment adviser, Fiera Capital Inc., and StonePine Asset Management Inc. (“StonePine”) with respect to the Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund, pursuant to which StonePine will serve as sub-adviser to each Fund.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposed Sub-Advisory Agreement for each Fund.

Only shareholders of record of the Funds at the close of business on [●], 2021, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

By Order of the Board of Trustees of Fiera Capital Series Trust

Sincerely,

Michael Quigley

Chief Executive Officer

Any shareholder wishing to attend the Meeting in person must call Okapi Partners LLC toll-free at 888-785-6673 to register no later than 10:30 a.m., Eastern time, on [●], 2022.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON JANUARY 24, 2022:

The Proxy Statement, the Notice of the Meeting of Shareholders, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at www.okapivote.com/FieraFundsMeeting.

ii

Fiera Capital Global Equity Fund

Fiera Capital International Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

each a series of Fiera Capital Series Trust

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 24, 2022

This Proxy Statement (“Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Fiera Capital Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund (each a “Fund” and together the “Funds”), each a series of the Trust, to be held at the offices of Fiera Capital, Inc., 375 Park Avenue, 8th Floor, New York, New York 10152 on January 24, 2022 at [●] Eastern Time. At the Special Meeting, you and the other shareholders of each Fund will be asked to consider and vote upon the proposal below.

1.	Approval of a new sub-advisory agreement between the Funds’ investment adviser, Fiera Capital Inc. (“Fiera”), and StonePine Asset Management Inc. (“StonePine”) on behalf of the Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund, pursuant to which StonePine would serve as sub-adviser to each Fund.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust in advance of the Special Meeting, by voting in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later-dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Each Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.

The Funds’ Prospectus dated July 29, 2021, Annual Report to Shareholders for the fiscal year ended March 31, 2021, containing audited financial statements, and Semi-Annual Report for the period ended September 30, 2021, containing unaudited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust at or by calling 855-771-7119.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

I.	Approval of a New Sub-Advisory Agreement

A.	Overview

The Board has called the Special Meeting to ask shareholders of each Fund to consider and vote on the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between Fiera and StonePine on behalf of each Fund. The Board considered and approved the Sub-Advisory Agreement for each Fund at a meeting held on November 10, 2021, subject to the approval of the Fund’s shareholders.

Each Fund currently operates as a separate series of the Trust. Fiera currently serves as investment adviser to each Fund. Nadim Rizk is currently the lead portfolio manager of each Fund. If shareholders approve the Sub-Advisory Agreement, Mr. Rizk will continue to serve as lead portfolio manager to each Fund via his newly formed investment firm, StonePine, and will be responsible for the day to day portfolio management of each Fund (the “Appointment”). The investment objective, strategies and policies of each Fund are not expected to change in connection with the Appointment, and, as a result, the Sub-Advisory Agreement is not expected to change, in any material respect, the way the Funds’ assets are currently managed.

B.	Board of Trustee Approval

The Funds will not pay for the cost of the Appointment of StonePine. In addition to solicitations by mail, StonePine and Fiera also may solicit proxies, without special compensation, by telephone or otherwise. StonePine and Fiera will each pay the expenses associated with the Appointment for which it is responsible regardless of whether the Appointment occurs.

Board Considerations

The Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), believes that the terms of the Sub-Advisory Agreement are fair and not unreasonable and that the implementation of the Sub-Advisory Agreement is in the best interests of shareholders of each Fund.

In determining to approve the Sub-Advisory Agreement, the Board considered and discussed responses to due diligence questionnaires provided by the Trust’s independent counsel (“Counsel”) to each of Fiera and StonePine, with respect to certain matters that Counsel believed relevant to the consideration of the approval of the Sub-Advisory Agreement under Section 15 of the 1940 Act, and responses to follow up questions that the Independent Trustees communicated to each of Fiera and StonePine through Counsel. The Independent Trustees had the opportunity to meet with Counsel remotely on more than one occasion, including during an executive session held on November 5, 2021, to discuss the responses to the due diligence questionnaires and follow up questions, and any additional concerns regarding the Appointment and the Sub-Advisory Agreement. At a meeting of the Board held on November 10, 2021 (the “Meeting”), the Board, including all of the Independent Trustees, met with representatives of Fiera and StonePine and asked additional questions regarding the Appointment, including the motivation of each of Fiera and StonePine to enter into the Sub-Advisory Agreement, and the terms of the Sub-Advisory Agreement. The Independent Trustees were satisfied with the answers they received to their questions posed at the Meeting. Thereafter, the Independent Trustees determined to appoint StonePine as the sub-adviser to each Fund, and considered and approved the Sub-Advisory Agreement in substantially the form attached hereto as Appendix A, subject to the Sub-Advisory Agreement’s approval by the shareholders of each Fund.

Matters considered by the Independent Trustees in connection with its approval of the Sub-Advisory Agreement included, among other things, the following:

Nature, Extent and Quality of Services. The Independent Trustees considered the nature, extent and quality of services proposed to be provided to each Fund under the Sub-Advisory Agreement. The Independent Trustees discussed the fact that the portfolio manager who has been responsible for the day-to-day management of each Fund’s portfolio since its inception would continue to serve as the portfolio manager of each Fund and that the investment manager, Fiera, will continue to maintain investment management oversight over each Fund. Accordingly, the Independent Trustees concluded that the level of service should remain comparable to what is currently being provided. The Independent Trustees also considered that the Funds would continue to be supported by Fiera’s infrastructure with respect to service, trading, operations, risk management, compliance and legal requirements, performance measurement, reporting and information technology. They also considered Fiera’s responsibility to oversee StonePine’s sub-advisory services. The Independent Trustees discussed the information presented at the Meeting by Fiera and StonePine, including their oral assurances regarding StonePine’s financial wherewithal and overall capabilities to provide the sub-advisory services. The Independent Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services proposed to be provided to each Fund by StonePine under the proposed Sub-Advisory Agreement.

Performance. In considering whether to approve the Sub-Advisory Agreement, the Independent Trustees reviewed the investment performance over the past year and since-inception periods of each Fund, and noted the solid performance of each Fund under the Fund’s current portfolio manager, who would remain the portfolio manager under the Sub-Advisory Agreement. Thus, the Independent Trustees concluded that the performance record of each Fund supported the Board’s approval of the Sub-Advisory Agreement.

Fees and Expenses. In reviewing the anticipated fees and expenses for each Fund, the Independent Trustees noted that the advisory fee would remain the same as the current advisory fee paid under the Trust’s advisory agreement with Fiera on behalf of each Fund, as all fees earned by StonePine pursuant to the Sub-Advisory Agreement would be paid by Fiera from the advisory fees it earns from the Funds. The Independent Trustees noted that they believed that proposed sub-advisory fees to be paid to StonePine were fair and not unreasonable. The Independent Trustees also noted that the total annual operating expenses for each Fund are not expected to change as a result of implementation of the Sub-Advisory Agreement.

Profitability. StonePine provided the Independent Trustees with a summary and analysis of StonePine’s capitalization and anticipated costs and pre-tax profitability with respect to the management of each Fund for the first twelve-month and first twenty-four month periods. The Independent Trustees were satisfied with StonePine’s capitalization and its estimates regarding the level of profitability that it was seeking from managing each Fund and that the projections were sufficient and appropriate to provide the necessary advisory services to each Fund. The Independent Trustees concluded that StonePine’s projected profitability from its relationship with each Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. Economies of scale was not a material factor in the Independent Trustees’ consideration of the proposed Sub-Advisory Agreement as the fees to be paid to StonePine are paid by Fiera and the Fund’s fees and expenses are not anticipated to change due to the implementation of the Sub-Advisory Agreement.

Other Benefits. The Independent Trustees considered the character and amount of other direct and incidental benefits to be received by StonePine and its affiliates from their association with the Funds. The Independent Trustees considered that StonePine anticipated no other sources of income in connection with the Sub-Advisory Agreement with the Funds.

Conclusion. The Independent Trustees, having requested and received such information from Fiera and StonePine as they believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and having been advised by Counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. As such, on November 10, 2021, the Board, including the Independent Trustees voting separately, unanimously approved the proposed Sub-Advisory Agreement for each Fund. In considering the approval of the Sub-Advisory Agreement, the Independent Trustees considered a variety of factors, including those discussed above, and also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the mutual fund industry; that shareholders of any Fund who do not wish to approve the Appointment may redeem their Fund shares before the Appointment; and that the Appointment was recommended by Fiera. The Independent Trustees did not identify any one factor as determinative, and different Independent Trustees may have given different weight to different individual factors and related conclusions.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE SUB-ADVISORY AGREEMENT.

C.	Description of the Proposed Sub-Advisory Agreement

The Sub-Advisory Agreement calls for StonePine, under the direction of the Funds’ current lead portfolio manager, Nadim Rizk, to provide day-to-day portfolio management services to the Funds, in substantially the same way as are currently being provided to the Funds by Fiera. No changes to the portfolio management team, the investment objectives, the principal investment strategies or the principal risks of the Funds are expected to occur as a result of the Appointment or in connection with the implementation of the Sub-Advisory Agreement. As investment adviser, Fiera would be responsible for overseeing StonePine and its services.

Services. Under the Sub-Advisory Agreement, the form of which is attached to this Proxy Statement as Appendix A, StonePine will, subject to the oversight of the Board and Fiera, continuously furnish an investment program for the Funds’ portfolios. In providing portfolio management services to a Fund, StonePine shall propose investments that adhere to the investment objectives, policies and restrictions of the Funds as set forth in each Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the SEC as part of the Fund’s registration statement (the “Registration Statement”), as may be periodically amended and provided to StonePine by Fiera, and to the investment restrictions set forth in the 1940 Act and the rules thereunder; subject to the oversight of the Board and to the supervision and instructions of Fiera. Fiera shall, subject to the Board’s oversight, remain responsible implementation of StonePine’s investment recommendations and thus for effecting any and all transactions of the Funds.

Fees. The total investment management fee that each Fund pays to Fiera under the Sub-Advisory Agreement will not change as a result the Appointment. Under the Sub-Advisory Agreement, Fiera will pay a sub-advisory fee to StonePine at the annual rate of: (i) 0.336% for the Fiera Capital Global Equity Fund, (ii) 0.336% for the Fiera Capital International Equity Fund and (iii) 0.231% for the Fiera Capital U.S. Equity Long-Term Quality Fund (in each case, 42% of the gross management fee paid by the applicable Fund to Fiera). Fiera and StonePine believe the sub-advisory fee proposed to be charged by StonePine is fair and reasonable in light of the sub-advisory services proposed to be provided to each Fund. The fees shall be prorated for any month during which the Sub-Advisory Agreement is in effect for only a portion of the month.

Effective Date. The Sub-Advisory Agreement shall take effect with respect to each Fund following its approval by shareholders of each Fund at a date and time mutually agreeable by Fiera and StonePine.

D.	Information About StonePine

StonePine is a Quebec-based investment adviser duly formed in 2021. StonePine is located at 1981 McGill College Avenue, Suite 1600 Montreal, QC H3A 0H5. StonePine’s investment team is comprised of the current Global Equity Team of Fiera Capital Corporation (“FCC”), Fiera’s parent company. Led by portfolio manager Nadim Rizk, who is the sole Director and Principal Executive Officer of StonePine and owns 100% of its voting securities, StonePine’s investment team has over 134 years of combined industry experience and manages approximately $50 billion in assets as of September 2021. As employees of FCC and associated persons of Fiera, the investment team has provided Fiera with portfolio management services. In this capacity, and pursuant to investment advisory agreements between Fiera and (i) the Fiera Capital International Equity Fund dated September 13, 2017, (ii) the Fiera Capital Global Equity Fund dated February April 25, 2017 and (iii) the Fiera Capital U.S. Equity Long-Term Quality Fund dated February 27, 2019, the investment team has been responsible for the investment decisions, philosophy and processes of the Funds since each Fund’s inception.

The Board unanimously recommends that the shareholderS of EACH
Fund vote FOR the approval of the SUB-ADVISORY Agreement.

II.	Voting and Miscellaneous Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a Special Meeting of shareholders of the Funds to be held at the offices of Fiera Capital, Inc., 375 Park Avenue, 8th Floor, New York, New York 10152 on January 24, 2022 at [●] local time.

You may vote in one of the following ways:

•	attend the Special Meeting;
•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card;
•	call the toll-free number listed on your proxy ballot to speak with a live operator Monday through Friday 9:00 a.m. to 7:00 p.m. Eastern Time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later-dated proxy or a written notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Quorum

Only shareholders of record on [●], 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of a Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning forty percent (40%) of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares” entitled to vote means the vote of the lesser of: (1) 67% or more of the voting shares present at the Special Meeting, if more than 50% of the outstanding voting shares of each Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting shares of each Fund. If the shareholders of a Fund do not approve the Sub-Advisory Agreement, the Appointment will not be implemented on behalf of such Fund and the Board would consider additional actions as it deems to be in the best interests of such Fund, including, among other things, potentially re-soliciting shareholder approval of the Sub-Advisory Agreement, using a different portfolio management team within Fiera or its affiliates, or the possible liquidation of such Fund.

Adjournments

If a quorum of shareholders of a Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to a Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to each Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted toward establishing a quorum. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request instructions of such clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange (the “NYSE”), broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If you do not give instructions to your broker, your broker will not be able to vote your shares. As a result, abstentions and broker “non-votes” will have the effect of votes against the proposal, which requires the affirmative “vote of a majority of the outstanding shares,” as described in this proxy statement. We urge you to provide instructions to your broker or nominee so that your votes may be counted. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on [●], 2021 is the Record Date for determining the shareholders of the Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. Fiera has retained Okapi Partners LLC to provide proxy services, at an anticipated cost of approximately $[●].

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in-person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Shareholders

Shareholders of a Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, [●] shares of the Fiera Capital International Equity Fund ([●] Investor Class Shares, [●] Institutional Class Shares and [●] Class Z Shares), [●] shares of the Fiera Capital Global Equity Fund ([●] Investor Class Shares, and [●] Institutional Class Shares) and [●] shares of the Fiera Capital U.S. Equity Long-Term Quality Fund ([●] Investor Class Shares, and [●] Institutional Class Shares) were outstanding.

A principal shareholder is any person who directly owns (of record) or beneficially owns 5% or more of the outstanding shares of a Fund. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the 1940 Act). Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Principal Shareholders

As of the Record Date, the following persons held of record or beneficially 5% or more of an outstanding class of shares of each Fund:

Fiera Capital International Equity Fund
Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the Fund
[●]	[●]

Fiera Capital Global Equity Fund
Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the Fund
[●]	[●]

Fiera Capital U.S Equity Long-Term Quality Fund
Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the Fund
[●]	[●]

Control Persons

As of the Record Date, the following persons held of record or beneficially 25% or more of the outstanding shares of each Fund.

Fiera Capital International Equity Fund
Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the Fund
[●]	[●]

Fiera Capital Global Equity Fund
Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the Fund
[●]	[●]

Fiera Capital U.S Equity Long-Term Quality Fund
Shareholder Name/Address	Percentage of Total Outstanding Investor Class Shares of the Fund
[●]	[●]

E.	Additional Information of the Trust

Trustees of the Trust

The Board has four trustees, three of whom are not “interested persons” of the Trust as that term is defined under the 1940 Act. The following individuals comprise the Board: Gerald Hellerman, Kevin Mirabile, Corey Dillon and Michael Kalbfleisch (interested trustee).

Service Providers

The administration, transfer agency, distribution, audit and custodial services for the Trust are provided by the following entities:

Service Providers
Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202
Custodian	UMB Bank, N.A. 1010 Grand Boulevard Kansas City, Missouri 64106

F.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting in accordance with the Trust’s Declaration of Trust and Bylaws, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

G.	Next Meeting of Shareholders

The Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Appointment is not completed, the next meeting of the shareholders of the Funds will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Funds’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

H.	Information Filed with the SEC

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

between

FIERA CAPITAL INC.

in its capacity as Investment Adviser of the Funds described herein

and

STONEPINE ASSET MANAGEMENT INC.

as Sub-Advisor

TABLE OF CONTENTS

Article I INTERPRETATION		2
1.1	Definitions	2
1.2	Timely Manner	5
1.3	Interpretation	5
1.4	Sections and Headings	5
1.5	Currency	5
1.6	Schedules	6
Article II APPOINTMENT AND DUTIES OF THE SUB-ADVISOR		6
2.1	Appointment of the Sub-Advisor	6
2.2	Performance of Investment Services	6
2.3	Prohibited Investments	8
ARTICLE III POWERS AND RESPONSIBILITIES OF THE SUB-ADVISOR		8
3.1	Power to Delegate	8
3.2	Sub-Advisors	8
3.3	Representatives	8
3.4	Status of the Sub-Advisor	8
3.5	Custody of Securities	8
3.6	Compliance with Applicable Laws	9
3.7	Compliance with Sub-Advised Strategies and Investment Mandate	9
3.8	Fair Allocation	9
3.9	Books and Records	9
3.10	Transaction Procedures; Brokerage	9
3.11	Code of Ethics and Conflict of Interest Policies	9
3.12	Anti-Money Laundering and Counter-Terrorist Procedures	10
ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS		10
4.1	Sub-Advisor’s Representations and Warranties	10
4.2	Sub-Advisor’s Covenants	11
4.3	Investment Adviser’s Representations and Warranties	13
4.4	Investment Adviser’s Covenants	15
ARTICLE V [RESERVED]		15
ARTICLE VI STANDARD OF CARE AND INDEMNITY		15
6.1	Standard of Care	15
6.2	Investment Adviser to Indemnify	16

6.3	Sub-Advisor to Indemnify	16
6.4	Liability of Sub-Advisor	16
6.5	Reliance on Experts	17
6.6	Reliance on Statements	17
6.7	Indirect and Punitive Damages	17
ARTICLE VII EXERCISE OF VOTING AND OTHER RIGHTS		17
7.1	Voting	17
ARTICLE VIII AUTHORIZED PERSONS		18
8.1	Sub-Advisor	18
8.2	Investment Adviser	18
ARTICLE IX SUB-ADVISOR FEES AND EXPENSES		18
9.1	Fees and Expenses	18
ARTICLE X TERM AND TERMINATION		19
10.1	Term of Agreement	19
10.2	Termination by the Investment Adviser	20
10.3	Termination by the Sub-Advisor	21
10.4	Effects of Termination	22
10.5	Survival	23
ARTICLE XI GENERAL		23
11.1	[RESERVED]	23
11.2	Disclosure Documents and Promotional Materials	23
11.3	Confidentiality	24
11.4	Not Pricing or Valuation Agent	25
11.5	Assignment and Enurement	25
11.6	Entire Agreement	25
11.7	Amendments	25
11.8	Waivers	25
11.9	Time Limit	26
11.10	Severability	26
11.11	Notices	26
11.12	Governing Law	27
11.13	Counterparts	27
Schedule “A” FUNDS		1
Schedule “B” SUB ADVISOR QUARTERLY COMPLIANCE QUESTIONNAIRE		1
Schedule “C” TRADE-MARKS		1
Schedule “D” FEE SCHEDULE		1

SUB-ADVISORY AGREEMENT

BETWEEN:

FIERA CAPITAL INC., a corporation incorporated under the laws of Delaware, with its principal office located at 375 Park Avenue, 8th Floor, New York, NY 10152, in its capacity as the investment adviser of the Funds (as defined below) (along with any successor, hereinafter referred to as the “Investment Adviser”)

AND:

STONEPINE ASSET MANAGEMENT INC., a corporation incorporated under the laws of Canada, with its registered office located at 3028 Picquet Road, Montreal, Québec, H3H 2T9 (along with any successor, hereinafter referred to as the “Sub-Advisor”)

WHEREAS the Investment Adviser acts as investment adviser of each of the Funds;

WHEREAS subject to the requisite approvals of the Fund Board and the Fund Shareholders, the Investment Adviser desires to appoint a sub-advisor to participate in the management of the Funds;

WHEREAS the Investment Adviser desires to appoint the Sub-Advisor to act as sub-advisor in respect of each of the Funds;

WHEREAS the Sub-Advisor is registered as an investment adviser with the SEC (as defined below) under the Advisers Act (as defined below);

AND WHEREAS the Sub-Advisor is willing to perform Investment Services at the request of the Investment Adviser in respect of the Funds on the terms and subject to the conditions herein set forth;

NOW THEREFORE, in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

Article I
INTERPRETATION

1.1	Definitions

When used in this Agreement (including in the recitals above), unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them in this Section 1.1:

“Administrator” means UMB Fund Services, Inc.;

“Advisers Act” means the U.S. Investment Advisers Act of 1940, as amended and all rules and regulations promulgated thereunder;

“Advising Personnel” means each individual who is employed by, or acts as an agent for, the Sub-Advisor and performs an activity for which registration under Securities Laws is required;

“Affiliate” has the meaning ascribed thereto in Sections 2(a)(2) and 2(a)(3) of the Investment Company Act;

“Agreement” means this Sub-Advisory Agreement, and the Schedules hereto, as amended, amended and restated or otherwise modified from time to time;

“Applicable Laws” means Federal Securities Laws, as that term is defined in Rule 38a-1 of the Investment Company Act, all US state securities laws and all FINRA rules and regulations;

“Business Day” means a day on which the New York Stock Exchange is open for trading;

“Conflicts of Interest Policies” has the meaning ascribed thereto in Section 3.11 hereof;

“Constituting Documents” means the declaration of trust, trust agreement or similar instrument made by or with its trustee establishing and governing such trust and bylaws;

“Custodian” means, UMB Bank, N.A.;

“Data License Agreement” means the data license agreement dated the date hereof between FCC and the Sub-Advisor;

“Disclosure Documents” means the Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report for the Funds;

“FCC” means the Investment Adviser’s parent company Fiera Capital Corporation;

“Fiera Change of Control” means a transaction that results in a person directly or indirectly acquiring shares carrying votes representing 50% or more of the votes attached to all outstanding shares in the share capital of FCC and after which the holder of Class B Special Voting Shares does not directly or indirectly own or control shares of FCC allowing it to elect a majority of the directors of FCC;

“Fiera Policies and Procedures” means the Investment Adviser’s written policies and procedures with respect to the services it provides to the Funds, as provided by the Investment Adviser to the Sub-Advisor;

“FINRA” means the U.S. Financial Industry Regulatory Authority;

“Funds” means the Funds described in Schedule “A” attached hereto, and “Fund” means one of the Funds, each a series of the Fiera Capital Series Trust;

“Fund Board” means the Board of Trustees of the Fiera Capital Series Trust;

“Fund Shareholders” means all owners of outstanding shares of any class of the Fiera Capital Series Trust;

“Fund Property” means in relation to any Fund, at any particular time, the property and assets of such Fund at that time, including, without limitation, cash and Investments;

“Fund Strategies” means the respective investment strategies and objectives of each Fund as set forth in each Fund’s Disclosure Documents.

“Investment” means any security, derivative, option, contract or other investment made, purchased or entered into by a Fund in by the Sub-Advisor

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended and all rules and regulations promulgated thereunder;

“Investment Mandate” means, in relation to any Fund, its Investment Policies, Regulatory Restrictions, Constituting Documents, Disclosure Documents, the Sub-Advisor’s Policies and Procedures, and the Fiera Policies and Procedures;

“Investment Mandate Restrictions” means in relation to any Fund, the restrictions contained in the Investment Policies, Regulatory Restrictions, Constituting Documents, Disclosure Documents and Fiera Policies and Procedures;

“Investment Policies” means, in relation to any Fund, the investment objectives, strategies, policies and restrictions of such Fund;

“Investment Services” means the investment management services and other related services to be provided by the Sub-Advisor in respect of the Funds;

“person” includes an individual, partnership, corporation, unincorporated association, unincorporated syndicate, unincorporated organization, trust, and an individual in his or her capacity as trustee, executor, administrator, or other legal representative;

“Proxy Voting Guidelines” has the meaning ascribed thereto in Section 7.1 hereof;

“Regulatory Restrictions” means the regulatory restrictions to which a Fund is subject including, without limitation, those imposed by Securities Laws;

“Relief” means any waiver or exemption from Securities Laws granted by the Securities Authorities in respect of one or more of the Funds;

“Representatives” of a party includes all Affiliates of such party as well as the employees, officers, directors, managers, agents, and accounting, financial, professional, legal and other advisors and representatives of such party and those of its Affiliates;

“Rizk” means Nadim Rizk;

“Rizk Entities” means Rizk and Rizk Trust;

“Rizk Sale” means the first occasion on which Rizk ceases to own, directly or indirectly, more than 50.1% of the outstanding voting securities and 50.1% of the outstanding equity securities of the Sub-Advisor;

“Rizk Trust” means the EVL Trust II, a trust formed under the laws of [ ], the Trustee of which is [ ] and the beneficiaries of which are Rizk and immediate family members of Rizk;

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the U.S. Securities Act of 1933, as amended and all rules and regulations promulgated thereunder;

“Securities Authorities” means the SEC, FINRA and equivalent securities regulatory authorities which have jurisdiction over the Investments made by a Fund and/or the distribution of the Fund to the public;

“Securities Laws” means any laws (including regulations, rules, national instruments, orders, rulings and other directives) and any Relief therefrom of any Securities Authorities applicable to the Funds and the parties hereto;

“Service Level Agreement” means the service level agreement dated the date hereof between FCC and the Sub-Advisor;

“Sub-Advisor’s Policies and Procedures” means the Sub-Advisor’s written policies and procedures (adopted in accordance with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act) with respect to its conduct as a registered Investment Adviser including, without limitation, its compliance manual, code of conduct, conflicts of interest disclosure, Proxy Voting Guidelines, fairness policy, anti-money laundering and anti-terrorist financing policy, confidentiality policy, information security policy, personal trading policy, complaint examination policy, broker & counterparty selection, monitoring and approval policy, Canada anti-spam legislation, disaster recovery plan, and Conflicts of Interest Policies;

“Standard of Care” has the meaning ascribed thereto in Section 6.1 hereof;

“Sub-Advisory Fees” has the meaning ascribed thereto in Section 9.1 hereof;

“Term” has the meaning ascribed thereto in Section 10.1(a) hereof; and

“Transaction Agreement” means the transaction agreement entered by the parties and Rizk dated August 11, 2021.

1.2	Timely Manner

Where this Agreement specifies that an act is to be performed in a timely manner, it means that the act shall be performed as soon as reasonably practicable in the circumstances, having regard to the impact of any delay in performance of such act on the relevant Fund, Administrator or Custodian.

1.3	Interpretation

(a)	Unless otherwise specified, words importing the singular include the plural and vice versa and words importing gender include all genders.

(b)	The word “may” is permissive.

(c)	The word “shall” is imperative.

(d)	The word “include”, “includes” or “including”, when following any general term or statement, is not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather permits it to refer to all other items or matters that could reasonably fall within its broadest possible scope, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto.

(e)	The terms “in writing” or “written” include printing, typewriting, or any electronic means of communication by which words are capable of being visually reproduced at a distant point of reception, including by facsimile and email transmissions.

(f)	The word “or” is not exclusive.

(g)	Except as otherwise specifically provided, reference in this Agreement to any enactment, including any statute, law, by-law, regulation, ordinance, rule, regulatory policy or order shall be deemed to include references to such enactment as re-enacted, amended or extended from time to time.

1.4	Sections and Headings

The division of this Agreement into Sections, Subsections and Articles and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section, Subsection, Article or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Sections, Subsections and Articles are to Sections, Subsections and Articles of this Agreement.

1.5	Currency

Unless otherwise specified, all references herein to currency shall be references to the currency of the United States.

1.6	Schedules

The following schedules, as they may be amended or replaced from time to time, are incorporated into and form part of this Agreement:

Schedule “A” – Funds

Schedule “B” – Sub-Advisor Quarterly Compliance Questionnaire

Schedule “C” - Trade-Marks

Schedule “D” – Fee Schedule

Article II
APPOINTMENT AND DUTIES OF THE SUB-ADVISOR

2.1	Appointment of the Sub-Advisor

The Investment Adviser hereby appoints the Sub-Advisor to provide Investment Services for the benefit of the Funds in accordance with the terms and conditions set forth in this Agreement. The Sub-Advisor hereby accepts such appointment on the terms and conditions set forth in this Agreement.

2.2	Performance of Investment Services

The Sub-Advisor shall provide Investment Services in respect of each Fund in accordance with the provisions of this Agreement, including the following:

(a)	identify, examine and screen investment opportunities to pursue the Fund Strategies and to make day-to-day investment decisions relating to the acquisition and disposition of Investments for the Funds consistent with the Fund Strategies;

(b)	structure and negotiate prospective Investments;

(c)	monitor the performance of the Fund Property;

(d)	input, in a timely manner, all transactions required for each Fund through the Investment Adviser’s order management system in order for the Investment Adviser to execute trades to settle the Investments on behalf of the Funds;

(e)	ensure that the Investments composing each Fund are made in compliance with the applicable Fund Strategy, the Sub-Advisor’s Policies and Procedures and all Applicable Laws in respect of the Sub-Advisor;

(f)	upon any material change to Applicable Laws to the Sub-Advisor make, in a timely manner (but within the time frames required by such amended Applicable Laws), such adjustments to the Investments as may be necessary to comply with such amended Applicable Laws;

(g)	reasonably assist the Investment Adviser in determining appropriate performance benchmark in respect of each Fund;

(h)	meet with the Investment Adviser and the Fund Board to provide a report on investment performance containing such information as may be reasonably requested by the Investment Adviser or the Fund Board, with such meetings to take place at the frequency at which they were held before the execution of this Agreement or at such other times as the board may reasonably request;

(i)	provide to the Investment Adviser, at such frequency as it was provided at the time of execution of this Agreement, an investment commentary including attribution and any other analysis as reasonably requested by the Investment Adviser; the Sub-Advisor agrees that any information supplied to the Investment Adviser under this Agreement shall be accurate and complete in all material respects and shall contain no misrepresentation provided that, in respect of information derived by the Sub-Advisor from a person other than the Sub-Advisor or the Investment Adviser, the Sub-Advisor’s obligation hereunder shall be limited to using its reasonable commercial efforts to ensure that the information is accurate and complete in all material respects and contains no misrepresentation;

(j)	promptly deliver to the Investment Adviser a quarterly compliance questionnaire substantially in the form set forth in Schedule “B” and duly completed, signed by an authorized representative of the Sub-Advisor;

(k)	provide the Investment Adviser and the Fund Board with such other reports and information as the Investment Adviser or the Fund Board may reasonably request and that are necessary in order for the Investment Adviser and the Fund Board to conduct compliance and performance oversight and meet its regulatory and contractual obligations towards the Funds;

(l)	at its expense, furnish all personnel required for it to execute its duties hereunder, and all bookkeeping, clerical personnel and equipment reasonably necessary for the efficient conduct of the investment management services described in this Agreement;

(m)	report to the Investment Adviser and the Fund Board in writing of any ownership changes or changes of control to the Sub-Advisor’s organization with reasonable advance notice of such changes taking effect, but not less than 5 business days; and

(n)	provide reasonable assistance to the Investment Adviser in the marketing and servicing of the Funds, including in the review of performance, by, most notably, engaging in marketing and servicing activities that were provided by Rizk to the Investment Adviser prior to the date hereof, and provide the Investment Adviser with reasonable and appropriate information relating to the Sub-Advisor and its services as may be necessary for the Investment Adviser to prepare marketing and servicing materials with respect to the Funds from time to time.

Upon receipt of the orders generated by the Sub-Advisor for the Funds, the Investment Adviser will, in a timely manner, execute the transactions requested by the Sub-Advisor, except if those transactions do not respect the Investment Mandate Restrictions.

2.3	Prohibited Investments

The Sub-Advisor shall not: (i) lend to a third party Investments or documents of title evidencing title to Investments; or (ii) borrow on any Fund’s behalf, unless otherwise permitted by the Investment Adviser in writing, or in accordance with the Investment Adviser’s written policies in respect thereof, and further provided that any such permitted lending or borrowing complies with the Fund’s Investment Mandate.

Article III
POWERS AND RESPONSIBILITIES OF THE SUB-ADVISOR

3.1	Power to Delegate

In connection with the duties of the Sub-Advisor herein specified, the Sub-Advisor may, subject to Section 3.2 and any limitation on delegation imposed by Applicable Laws or the Constituting Documents, engage or employ any persons as agents, representatives, employees or independent contractors or to perform any of its functions hereunder, including lawyers, bankers, notaries, registrars, underwriters, accountants, brokers or dealers in one or more capacities and any other advisors which the Sub-Advisor deems necessary or advisable. The expenses of any of the foregoing, other than any expense contemplated by Section 9.1, shall be borne by the Sub-Advisor.

3.2	Sub-Advisors

Notwithstanding Section 3.1, the Sub-Advisor shall not appoint further investment sub-advisors in respect of the Funds without the prior written consent of the Investment Adviser, the Fund Board and the Fund Shareholders.

3.3	Representatives

Notwithstanding Section 3.1, the Sub-Advisor shall be liable for the acts of its Representatives.

3.4	Status of the Sub-Advisor

The Sub-Advisor shall for all purposes be an independent contractor and not an agent, partner or employee of the Investment Adviser, except as may be specifically provided herein. The Sub-Advisor and its Representatives shall have no authority to act for, represent, bind or obligate the Funds or the Investment Adviser, except as is specifically provided herein.

3.5	Custody of Securities

Nothing in this Agreement shall be construed as authorizing the Sub-Advisor to take custody of any Fund Property which, at all times, shall be held by the Custodian or a sub-custodian appointed in accordance with Securities Laws. In the event that any cash, securities or other Fund Property are delivered to the Sub-Advisor, the Sub-Advisor shall promptly deliver the same to the Custodian.

3.6	Compliance with Applicable Laws

At all times during the term of this Agreement, the Sub-Advisor shall comply in all material respects with all Applicable Laws, including but not limited to, Securities Laws.

3.7	Compliance with Sub-Advised Strategies and Investment Mandate

The Sub-Advisor shall propose Investments that comply with the Fund Strategies and with this Agreement in carrying out its functions hereunder.

The Investment Adviser shall ensure that the Investments comply with the Investment Mandate of each Fund and take any necessary action to ensure the Funds are in compliance with the Investment Mandate of each Fund, except insofar as the Sub-Advisor is responsible for such compliance under the Sub-Advisor’s Policies and Procedures.

3.8	Fair Allocation

The Sub-Advisor shall allocate investment opportunities in a fair and equitable manner over time among the portfolios of the Funds (including the Funds) that it manages in accordance with the Sub-Advisor’s Policies and Procedures regarding allocation of investment opportunities.

3.9	Books and Records

At all times, the Sub-Advisor shall keep, for each Fund, proper books and records relating to the services performed hereunder. The Sub-Advisor shall preserve such records for such periods as may be prescribed by Applicable Laws including, but not limited to, Securities Laws.

3.10	Transaction Procedures; Brokerage

The Investment Adviser is responsible to execute or arrange for the execution of all portfolio transactions through dealers or brokers selected by the Sub-Advisor and place trade orders, select the market, and, where applicable, negotiate commissions considering the Sub-Advisor’s input and seek to obtain overall services and prompt execution of orders proposed by the Sub-Advisor for the benefit of the Funds.

All transactions for each Fund shall be consummated by payment to or delivery by the Custodian of all cash, securities and/or other financial instruments due to or from the Fund.

3.11	Code of Ethics and Conflict of Interest Policies

The Sub-Advisor represents and warrants to the Investment Adviser that the Sub-Advisor’s Policies and Procedures include policies and procedures regarding a code of ethics (adopted in accordance with Rule 17j-1 of the Investment Company Act) and conflicts of interest and that on or prior to the execution of this Agreement, the Sub-Advisor has provided the Investment Adviser with a copy of the Sub-Advisor’s Policies and Procedures (the “Conflicts of Interest Policies”), and shall promptly provide the Investment Adviser with any amendments thereto. When requested by the Investment Adviser, the chief executive officer or another senior executive of the Sub-Advisor shall certify to the Investment Adviser whether there have been any material violations of the Sub-Advisor’s Conflict of Interest Policies or, if any material violation has occurred, the nature of such material violation and of the action taken in response to such material violation.

3.12	Anti-Money Laundering and Counter-Terrorist Procedures

The Sub-Advisor shall fully cooperate with the Investment Adviser and its agents for purposes of meeting applicable obligations under applicable legislation (which shall include any regulations, orders, policies, rules or administrative practices of any federal or provincial regulatory authority) designed to prevent money laundering and terrorist financing as well as anti-bribery legislation and legislation relating to economic sanctions. The Sub-Advisor further acknowledges and agrees that any information provided by the Sub-Advisor for these purposes may be provided to the Financial Transactions and Report Analysis Centre of Canada or other authority charged with overseeing such legislation.

Article IV
REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1	Sub-Advisor’s Representations and Warranties

The Sub-Advisor represents and warrants that:

(a)	it is duly formed and validly existing as a corporation incorporated under the laws of Canada and is duly qualified, where required, to do business under the laws of any jurisdiction within which it will conduct its business in respect of the Investment Adviser and the Funds or enter into transactions on behalf of the Funds;

(b)	it, and each of its Advising Personnel, holds such licenses and registrations under Securities Laws or otherwise as are necessary to perform its duties hereunder and will maintain such licenses and registrations for the term of this Agreement;

(c)	it has all requisite power and authority to conduct its business as is presently being conducted and the power and capacity to enter into this Agreement and to perform its duties and obligations hereunder;

(d)	the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action, and all necessary shareholder or regulatory approval has been obtained and this Agreement is a valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency, arrangement, moratorium or other laws affecting the enforcement of creditors’ rights generally and as the availability of equitable remedies may be limited by equitable principles of general applicability;

(e)	the execution and delivery of this Agreement by it, and performance by it of its obligations hereunder, do not require any material authorization under any Securities Laws other than such authorizations as have been obtained and are not inconsistent with and do not contravene any provision of or constitute a default under (i) its constituting documents or any shareholder agreement by which it is bound, (ii) any judgement, injunction, decree or order applicable to it, or (iii) any Applicable Laws;

(f)	there is no action, suit, investigation or proceeding which has commenced or is pending (or to its knowledge, threatened) against it or any of its Advising Personnel that, in each case, would have a material impact on the Sub-Advisor’s ability to perform its duties under this Agreement;

(g)	as of the date hereof, not less than 50.1% of the outstanding voting securities and 50.1% of the outstanding equity securities of the Sub-Advisor are owned by the Rizk Entities; and

(h)	the information relating to the Sub-Advisor and each of its Advising Personnel included in the Disclosure Documents is complete and accurate in all material respects and contains and will contain no misrepresentations within the meaning of the Advisers Act and analogous provisions of the Securities Laws of other jurisdictions in which the Disclosure Documents are filed. The Sub-Advisor is deemed to repeat this representation at each time the Disclosure Documents in respect of the Funds are filed or updated for which the Sub-Advisor is provided drafts of such Disclosure Documents and given a reasonable amount of time to review and comment on prior to filing.

4.2	Sub-Advisor’s Covenants

The Sub-Advisor hereby covenants that:

(a)	it will devote, during the term of this Agreement, such time to the conduct of the business of the Sub-Advisor as is necessary to provide services of the nature and the quality contemplated by this Agreement;

(b)	it, and each of its Advising Personnel will perform the Investment Services under this Agreement in compliance in all material respects with the Fund Strategies and Applicable Laws;

(c)	it will take commercially reasonable appropriate steps to inform, in a timely manner, its appropriate personnel of any changes to the Fund Strategies during the Term of this Agreement;

(d)	it, and each of its Advising Personnel, will carry out its duties hereunder in material compliance with the terms and conditions of its registrations under Securities Laws;

(e)	it will implement and maintain a compliance oversight regime and systems of internal controls in accordance with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 of the Investment Company Act;

(f)	it, and each of its Advising Personnel, will at all times maintain in all material respects all registrations (or exemptions therefrom) necessary under Securities Laws to perform the Investment Services;

(g)	it will assist the Investment Adviser, where necessary, with Sub-Advisor related information required in connection with the preparation of the Disclosure Documents or other regulatory filings required for the Funds;

(h)	it, and its Advising Personnel, shall keep the Investment Adviser reasonably apprised of any material information obtained from, exchanged with, or resulting from, communications with Fund Shareholders which could reasonably have a material impact on the performance by the Sub-Advisor or the Investment Adviser of its obligations under this Agreement;

(i)	it will at all time maintain the insurance coverage required by Applicable Laws;

(j)	it will use commercially reasonable efforts to maintain all necessary security for all of its files and records, including any systems used for such records, in order to maintain the confidentiality of the information contemplated in Section 11.3 hereof; and

(k)	it shall notify the Investment Adviser promptly in writing if, to the knowledge of the Sub-Advisor:

(i)	any representation or warranty made by it hereunder or any information regarding it to be used in the Disclosure Documents or other marketing material ceases to be true and correct in all material respects;

(ii)	any material changes are planned in the investment process or strategy employed by the Sub-Advisor in connection with the Fund Strategies;

(iii)	any Investment does not comply in all material respects with the applicable Fund Strategy;

(iv)	the Sub-Advisor has breached any term of this Agreement in any material respect;

(v)	any action, suit, investigation, proceeding or regulatory action has commenced or is pending (or to its knowledge, threatened) against it or any of its Advising Personnel that, in each case, could materially impair the Sub-Advisor’s ability to perform its duties under this Agreement;

(vi)	the Sub-Advisor or any of its Advising Personnel is, or receives written notice that it, or any of its Advising Personnel, may be, the subject of any securities regulatory investigation that would have a material impact on the ability of the Sub-Advisor or any of its Advising Personnel, to perform its duties under this Agreement;

(vii)	the Sub-Advisor becomes aware that any of its registrations, or registrations of its Advising Personnel, which are necessary to perform its duties under this Agreement may be, or have been, revoked, not renewed or voluntarily surrendered;

(viii)	the Sub-Advisor passes a resolution for its bankruptcy, liquidation, winding-up or dissolution, sale, merger or consolidation ;

(ix)	the Rizk Entities cease to own at least 50.1% of the outstanding voting securities or at least 50.1% of the outstanding equity securities of the Sub-Advisor; or

(x)	any other change, that would have a material impact on the Sub-Advisor’s ability to perform its duties under this Agreement;

(l)	subject to Fund Board approval as may be required by the Investment Company Act, after the five year period following the date hereof, Rizk shall not cease to oversee the investment decisions provided by the Sub-Advisor to the Funds under this Agreement unless the Sub-Advisor and the Investment Adviser collaborate on the proposed transition plan before disclosing it to the Fund Board and Fund Shareholders, and are both satisfied, acting reasonably, that such transition plan will be acceptable to the Fund Shareholders and not result in Fund Shareholders transferring their assets out of their Funds because of such transition plan.

4.3	Investment Adviser’s Representations and Warranties

The Investment Adviser represents and warrants that:

(a)	it is duly formed and validly existing as a corporation incorporated under the laws of Delaware and is duly qualified, where required, to do business under the laws of any jurisdiction within which it will conduct its business in respect of the Sub-Advisor and the Funds or enter into transactions on behalf of the Funds;

(b)	it holds such licenses and registrations under Securities Laws or otherwise as are necessary to act as Investment Adviser to the Funds and will maintain such licenses and registrations for the term of this Agreement;

(c)	it has all requisite power and authority to conduct its business as is presently being conducted and the power and capacity to enter into this Agreement and to perform its duties and obligations hereunder;

(d)	the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action, and all necessary shareholder or regulatory approval has been obtained and this Agreement is a valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency, arrangement, moratorium or other laws affecting the enforcement of creditors’ rights generally and as the availability of equitable remedies may be limited by equitable principles of general applicability;

(e)	the execution and delivery of this Agreement by it, and performance by it of its obligations hereunder, do not require any material authorization under any Securities Laws other than such authorizations as have been obtained and are not inconsistent with and do not contravene any provision of or constitute a default under (i) its constituting documents, (ii) any judgement, injunction, decree or order applicable to it; or (iii) any Applicable Laws; and

(f)	there is no action, suit, investigation or proceeding which has commenced or is pending (or to its knowledge, threatened) against it, or any of its employees being registered individuals under applicable securities laws, that, in each case, would have a material impact on the Investment Adviser’s ability to perform its duties under this Agreement.

4.4	Investment Adviser’s Covenants

The Investment Adviser covenants that:

(a)	it will perform its obligations under this Agreement in compliance in all material respects with Applicable Laws;

(b)	it will inform the Sub-Advisor of any material changes to the Disclosure Documents, the Constituting Documents or the Fiera Policies and Procedures during the Term of this Agreement as may be relevant to the provision of the Sub-Advisor’s services hereunder;

(c)	it will carry out its duties with respect to the Funds in compliance in all material respects with the terms and conditions of its registrations under Securities Laws;

(d)	it shall notify the Sub-Advisor promptly in writing if, to the knowledge of the Investment Adviser:

(i)	any representation or warranty made by it hereunder or any information regarding it to be used in the Disclosure Documents or other marketing material ceases to be true and correct in all material respects;

(ii)	any Investment by a Fund does not comply in all material respects with its Investment Mandate, except insofar as the Sub-Advisor is responsible for such compliance under the Sub-Advisor’s Policies and Procedures;

(iii)	the Investment Adviser has breached any term of this Agreement in any material respect;

(iv)	any action, suit, investigation, proceeding or regulatory action is commenced against it or any of its employees being registered individuals under applicable securities laws that, in each case, could materially impair the Investment Adviser’s ability to perform its duties under this Agreement;

(v)	a new Custodian is appointed;

(vi)	the Investment Adviser or any of its employees being registered individuals under applicable securities laws is, or receives written notice that it may be, the subject of any securities regulatory investigation that would have a material impact on the Investment Adviser’s ability to perform its duties under this Agreement;

(vii)	the Investment Adviser becomes aware that any of its registrations which are necessary to perform its duties under this Agreement may be, or have been, revoked, not renewed or voluntarily surrendered;

(viii)	the Investment Adviser passes a resolution for its bankruptcy, liquidation, winding-up or dissolution, sale, merger or consolidation;

(ix)	any Fiera Change of Control occurs; or

(x)	any other change, that would have a material impact on the Investment Adviser’s ability to perform its duties under this Agreement;

(e)	it, and its personnel, shall keep the Sub-Advisor reasonably apprised of any material information obtained from, exchanged with, or resulting from, communications with Fund Shareholders which could reasonably have a material impact on the performance by the Sub-Advisor or the Investment Adviser of its obligations under this Agreement;

(f)	it will at all times maintain in all material respects all registrations (or exemptions therefrom) necessary under Securities Laws to act as Investment Adviser of the Funds;

(g)	it will promptly notify the Sub-Advisor of any material change, of which it has knowledge, with respect to any of the Funds which could reasonably be expected to result in a material change with respect to any of the Funds (such notification expected to be provided at the same time as the Fund(s) complies with its material change obligations under Securities Laws or notifies any investor in the affected Fund(s)); and

Article V
[RESERVED]

Article VI
STANDARD OF CARE AND INDEMNITY

6.1	Standard of Care

The Sub-Advisor shall exercise its powers and duties hereunder honestly and in good faith with a view to the best interests of the Funds and, in connection therewith, shall exercise the degree of care, diligence and skill that a reasonably prudent Investment Adviser would exercise in comparable circumstances (the “Standard of Care”).

6.2	Investment Adviser to Indemnify

The Investment Adviser shall indemnify and hold harmless the Sub-Advisor, its Affiliates, its shareholders, directors, officers, employees and agents, from and against all losses, damages, claims whatsoever, including costs (including reasonable lawyers’ fees and expenses and court costs), charges and expenses in connection therewith, brought, commenced or prosecuted against any of them for or in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to, arising from or in connection with, the Investment Adviser’s material breach of any representation, warranty, covenant or other provision set forth in this Agreement.

The foregoing right of indemnification shall not be exclusive of any other rights to which the Sub-Advisor, and its Affiliates, shareholders, directors, officers, employees or agents may be entitled as a matter of law or which may be lawfully granted to any of them and the provisions of this Section 6.2 are severable and, if any provisions hereof shall for any reason be determined invalid or ineffective, the remaining provisions of this Agreement relating to indemnification and reimbursement shall not be affected thereby.

6.3	Sub-Advisor to Indemnify

The Sub-Advisor shall indemnify and hold harmless the Investment Adviser and its Affiliates, partners, directors, officers, employees and agents, from and against all losses, damages, claims whatsoever, including costs (including reasonable lawyers’ fees and expenses and court costs), charges and expenses in connection therewith, brought, commenced or prosecuted against any of them for or in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to, arising from or in connection with, the Sub-Advisor’s material breach of its Standard of Care, or any material breach by the Sub-Advisor or any of its Representatives of any representation, warranty, covenant or other provision set forth in this Agreement.

The foregoing right of indemnification shall not be exclusive of any other rights to which the Investment Adviser, and its Affiliates, partners, directors, officers, employees or agents may be entitled as a matter of law or which may be lawfully granted to any of them and the provisions of this Section 6.3 are severable and, if any provisions hereof shall for any reason be determined invalid or ineffective, the remaining provisions of this Agreement relating to indemnification and reimbursement shall not be affected thereby.

6.4	Liability of Sub-Advisor

Notwithstanding Section 6.3, the Sub-Advisor and its Affiliates, shareholders, directors, officers and employees shall not be liable to and shall not be required to indemnify the Funds, the Fund Shareholders or the Investment Adviser and its Affiliates for any loss, damage or expense caused to them through any default, failure or defect in any of the securities and financial instruments comprising the Funds’ investment portfolio or for any loss resulting from any Investment made for the Funds, or through the insufficiency or deficiency of any security in or upon which any of the monies of or belonging to the Funds shall be laid out or invested, or for any loss or damages arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation with whom or which any monies, securities or property of the Funds shall be lodged or deposited, or for any other loss, damage or misfortune which may happen in the execution by the Sub-Advisor and its directors, officers, and employees, of the Sub-Advisor’s duties hereunder, except to the extent the Sub-Advisor and its directors, officers, and employees have acted in bad faith, or with gross negligence, willful misfeasance or recklessness, or fraudulently or knowingly and materially breached this Agreement. In addition, the Investment Adviser acknowledges that the Sub-Advisor cannot guarantee investment results and that, to the extent permitted by Applicable Laws, the Sub-Advisor and its Affiliates, officers, directors, employees, shareholders, representatives and agents shall not be held liable for the making, retention or sale of any Investments, or for loss to, or any diminution of the Investments, in connection with or arising out of the exercise of the Sub-Advisor’s judgment provided that the Sub-Advisor has satisfied the Standard of Care.

6.5	Reliance on Experts

The Sub-Advisor may rely and act upon any statement, report or opinion prepared by or any advice received from auditors, solicitors, notaries or other professional advisors of the Sub-Advisor and shall not be responsible or held liable for any loss or damage resulting from relying or acting thereon, nor shall the provisions of Section 6.4 apply, if the Sub-Advisor reasonably believed the advice was within the area of professional competence of the person from whom it was received and the Sub-Advisor acted reasonably in relying thereon.

6.6	Reliance on Statements

The Investment Adviser agrees that the Sub-Advisor shall be entitled to rely and act upon and assume, without independent verification, the accuracy and completeness of all written information that has been furnished to the Sub-Advisor by the Investment Adviser or any director, officer, employee or agent of the Investment Adviser identified in accordance with Section 8.2. The Sub-Advisor shall be entitled to rely and act upon any written direction or request of the Investment Adviser or any director, officer, employee or agent of the Investment Adviser reasonably believed by the Sub-Advisor to be genuine and to have been signed by a proper officer, as the case may be, of any of the persons mentioned above identified in accordance with Section 8.2.

6.7	Indirect and Punitive Damages

Notwithstanding any other provision in this Agreement, no party shall have any liability for indirect, punitive or similar damages.

Article VII
EXERCISE OF VOTING AND OTHER RIGHTS

7.1	Voting

The Sub-Advisor shall have the responsibility to determine how to exercise the voting rights, other privileges or rights attached to the Fund Property at all meetings of holders of such securities (including in connection with corporate actions), in accordance with the Investment Adviser’s proxy voting guidelines, a copy of which has been provided to the Sub-Advisor (as the same may be amended from time to time) (the “Proxy Voting Guidelines”). Notwithstanding the foregoing, if the Sub-Advisor decides not to follow the Proxy Voting Guidelines, it shall provide to the Investment Adviser, in writing and in a timely manner, all facts supporting its decision not to follow the Proxy Voting Guidelines.

Article VIII
AUTHORIZED PERSONS

8.1	Sub-Advisor

The Sub-Advisor shall from time to time certify to the Investment Adviser the name of the person or persons authorized to act or give instructions on its behalf and shall give the Investment Adviser a specimen of his or her or their signatures. Any person so certified shall be an authorized representative of the Sub-Advisor for purposes of this Agreement and his or her authority to act on behalf of the Sub-Advisor shall continue until notice to the contrary is given by the Sub-Advisor and received by the Investment Adviser in accordance with the notice provisions of this Agreement.

8.2	Investment Adviser

The Investment Adviser may from time to time designate any person or persons to act on its behalf in giving notices or other communications to the Sub-Advisor and shall certify to the Sub-Advisor the name of such person or persons and give the Sub-Advisor a specimen of his or her or their signatures. The authority of any such person to act on behalf of the Investment Adviser will continue until notice to the contrary is given by the Investment Adviser and received by the Sub-Advisor in accordance with the notice provisions of this Agreement.

Article IX
SUB-ADVISOR FEES AND EXPENSES

9.1	Fees and Expenses

As compensation for the Investment Services provided by the Sub-Advisor hereunder, the Investment Adviser shall pay to the Sub-Advisor the management fees (plus applicable taxes) (the “Sub-Advisory Fees”) in such amounts and at such frequencies as are set out in Schedule D hereto. The Sub-Advisor hereby acknowledges that the Sub-Advisory Fees hereunder are to be paid by the Investment Adviser and not by the Funds and that it will make no claim of any sort whatsoever against the Fund Shareholders or the Fund Property for its Sub-Advisory Fees. If this Agreement is terminated or terminated in respect of a Fund prior to the end of a payment period, the Sub-Advisory Fee in respect of such period or such Fund shall be calculated on a pro rata basis in accordance with the number of days in the period during which the Agreement was effective with respect to the Fund. For greater certainty, should one or more Funds be terminated by the Investment Adviser during the Term of this Agreement, the obligation of the Investment Adviser to pay the Sub-Advisory Fees in connection with the Investment Services provided by the Sub-Advisor to the remaining Funds shall continue. Except where this Agreement expressly provides otherwise (including as set forth in the paragraph immediately below), the Sub-Advisor shall be responsible for all expenses incurred by it in connection with the performance of its duties hereunder.

The Sub-Advisor will be responsible for its out of pocket marketing expenses associated with its marketing and servicing activities.

Article X
TERM AND TERMINATION

10.1	Term of Agreement

(a)	With respect to each of the Funds, this Agreement shall continue in force until the earlier of:

(i)	subject to Section 10.1(b), the date specified in a written notice provided by either party to the other party not less than twelve months prior thereto; or

(ii)	the date on which termination occurs pursuant to Section 10.2 or 10.3,

(in either case, the “Term”).

(b)	Notwithstanding Section 10.1(a):

(i)	neither party shall deliver a notice of termination pursuant to Section 10.1(a)(i) during the initial twelve-month period of the Term;

(ii)	neither party shall deliver a notice pursuant to Section 10.1(a)(i) during the period between the date that a proposed Fiera Change of Control is notified by the Investment Adviser to the Sub-Advisor or publicly announced and the date that is four years following completion of a Fiera Change of Control, provided that, in the case of a notification to the Sub-Advisor, this restriction shall only apply for a period of 90 days following such notification unless a public announcement has been made before the end of that period and provided further that no more than one notification may be made by the Investment Adviser in any twelve-month period; and

(iii)	the Investment Adviser shall not deliver a notice pursuant to Section 10.1(a)(i) between the date that the Sub-Advisor provides notice to the Investment Adviser of a proposed Rizk Sale and the date that is four years from completion of a Rizk Sale, provided that this restriction shall only apply for a period of 90 days following such notification unless a binding agreement is entered into in respect of the Rizk Sale before the end of that period and provided further that no more than one notification may be made by the Sub-Advisor in any twelve-month period.

(c)	This Agreement shall continue in effect for a period of more than one year from the date hereof only so long as continuance is specially approved by the Fund Board at least annually in conformance with the Investment Company Act.

(d)	This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” as that term is defined by the Investment Company Act.

(e)	This Agreement shall automatically terminate, without the payment of any penalty, in the event that the provision of Investment Services by the Sub-Advisor in respect of all the Funds has been terminated for any reason in accordance with the terms of this Agreement.

10.2	Termination by the Investment Adviser, the Fund Board or Fund Shareholders

This Agreement may be terminated, or the Sub-Advisor may be terminated from providing Investment Services to any Fund or Funds, by the Investment Adviser by written notice to the Sub-Advisor in the event of:

(a)	the fraud, intentional fault or gross negligence of the Sub-Advisor in the exercise of any of its powers and duties hereunder;

(b)	a material breach by the Sub-Advisor of any of its duties, obligations, representations and warranties hereunder, which material breach the Sub-Advisor fails to remedy within 30 days following receipt of a written notice from the Investment Adviser requiring such breach to be remedied (or such other reasonable delay as may reasonably be agreed upon by the parties in any particular circumstances);

(c)	(i) Rizk ceasing to oversee the investment decisions provided by the Sub-Advisor to the Funds under this Agreement during the five year period following the date hereof or (ii) a breach by the Sub-Advisor of its obligations set forth in Section 4.2(l), except in each case that Rizk may temporarily cease to oversee the investment decisions provided by the Sub-Advisor due to an illness, disease, mental or physical disability;

(d)	the Sub-Advisor passing any resolution for its bankruptcy, liquidation, winding-up or dissolution or if any proceeding is commenced respecting the Sub-Advisor pursuant to any statute relating to bankruptcy, insolvency, receivership, reorganization of debts, liquidation, winding-up or dissolution (and, if such proceeding has been initiated by a party other than the Sub-Advisor, if such proceeding is not stayed, withdrawn or dismissed within 90 days of the commencement of the proceeding);

(e)	the Sub-Advisor or Rizk failing to maintain or obtain any registration or qualification in any jurisdiction required to perform the Investment Services under this Agreement, which the Sub-Advisor or Rizk fails to remedy within 90 days following receipt of a written notice from the Investment Adviser requiring such breach to be remedied (or such other reasonable delay as may reasonably be agreed upon by the parties in any particular circumstances);

(f)	a change in Securities Laws which would prohibit the Sub-Advisor or Rizk from performing the Investment Services under this Agreement or the Investment Adviser to act as Investment Adviser or sub-advisor to the Funds; or

(g)	the Sub-Advisor or Rizk being found by a court or Securities Authorities to have committed fraud or breached Securities Laws and such findings are expected to materially impact the Sub-Advisor’s financial condition, reputation or ability to perform the Investment Services under this Agreement.

(h)	Notwithstanding Sections 10.1(a) and (b), the Fund Board or Fund Shareholders representing a majority of outstanding voting securities of a Fund may terminate this Agreement as to any Fund at any time without penalty upon 60 days written notice to the Sub-Advisor.

10.3	Termination by the Sub-Advisor

This Agreement may be terminated by the Sub-Advisor, or the Sub-Advisor may resign as the sub-advisor for any Fund or Funds, by written notice to the Investment Adviser in the event of:

(a)	the fraud, intentional fault or gross negligence of the Investment Adviser in the exercise of any of its powers and duties hereunder;

(b)	a failure by the Investment Adviser to pay any Sub-Advisory Fees when due, which the Investment Adviser has not remedied within 30 days following receipt of a written notice from the Sub-Advisor of such non-payment; provided that this termination right shall not be available in the event that the parties disagree in good faith regarding the amount of Sub-Advisory Fees payable hereunder and the Investment Adviser has paid the amount not in dispute;

(c)	a material breach by the Investment Adviser of any of its other obligations, representations and warranties hereunder, which material breach the Investment Adviser fails to remedy within 30 days following receipt of a written notice from the Sub-Advisor requiring such breach to be remedied (or such other reasonable delay as may reasonably be agreed upon by the parties in any particular circumstances);

(d)	the Investment Adviser passing any resolution for its bankruptcy, liquidation, winding-up or dissolution or if any proceeding is commenced respecting the Investment Adviser pursuant to any statute relating to bankruptcy, insolvency, receivership, reorganization of debts, liquidation, winding-up or dissolution (and, if such proceeding has been initiated by a party other than the Investment Adviser, if such proceeding is not contested, withdrawn or dismissed within 90 days of the commencement of the proceeding);

(e)	the Investment Adviser failing to maintain or obtain any registration or qualification in any jurisdiction required to perform its obligations with respect to the Funds which the Investment Adviser fails to remedy within 90 days following receipt of a written notice from the Sub-Advisor requiring such breach to be remedied (or such other reasonable delay as may reasonably be agreed upon by the parties in any particular circumstances);

(f)	a change in Securities Laws which would prohibit the Sub-Advisor from performing its obligations under this Agreement; or

(g)	the Investment Adviser being found by a court or Securities Authorities to have committed fraud or breached Securities Laws and such findings are expected to materially impact the Investment Adviser’s financial condition, reputation or ability to perform its obligations under this Agreement.

10.4	Effects of Termination

(a)	The termination, with respect to all of the Funds, by the Investment Adviser or the Sub-Advisor in accordance with Section 10.1(a), by the Investment Adviser under Section 10.2 or by the Sub-Advisor under Section 10.3, or the automatic termination of the Agreement pursuant to Section 10.1(d) or 10.1(e) shall be without payment of any penalties and shall be without prejudice to the completion of transactions initiated prior to such termination and such transactions being completed according to their terms.

(b)	In the event of any termination, the Sub-Advisor shall not be entitled to any further fees or reimbursement of expenses except those which have occurred or been incurred up to the date of such termination and are owing hereunder.

(c)	Upon termination, the Sub-Advisor shall forthwith deliver to the Investment Adviser a copy of all records of or related to the Investment Adviser or the Funds in its custody maintained or preserved by the Sub-Advisor, which shall be complete and up to date.

(d)	Upon receipt of a notice of termination under Section 10.1(a), Section 10.2 or Section 10.3, each party shall reasonably cooperate with the other party in transitioning the portfolio management of the Funds to the Investment Adviser or a successor sub-advisor determined by the Investment Adviser.

(e)	The exercise by the Investment Adviser of its right to terminate this Agreement pursuant to Section 10.2 shall be without prejudice to any other rights or remedies otherwise available to such party in respect of the circumstances giving rise to such termination right.

(f)	The exercise by the Sub-Advisor of its right to terminate this Agreement pursuant to Section 10.3 shall be without prejudice to any other rights or remedies otherwise available to the Sub-Advisor in respect of the circumstances giving rise to such termination right.

10.5	Survival

The provisions of Article VI (except for Section 6.1), 10.4 and 11.3 hereof shall survive the termination of this Agreement and shall continue in full force and effect, except that:

(a)	[RESERVED];

(b)	[RESERVED];

(c)	[RESERVED]; and

(d)	Section 11.3 shall expire two years from the date of termination.

Article XI
GENERAL

11.1	[RESERVED]

11.2	Disclosure Documents and Promotional Materials

For as long as this Agreement is in force, the Sub-Advisor shall provide the Funds and the Investment Adviser with a limited, non-exclusive sublicense to use the Sub-Advisor’s corporate names and trade names, if any, including the name “StonePine” (collectively the “StonePine Branding”), as well as other information relating to the Sub-Advisor as may be reasonably requested by the Investment Adviser, in the Disclosure Documents and in promotional and marketing materials relating to the Funds or other investment products or services linked to the Funds, and in any communications to Fund Shareholders or such other investment products or services, provided that any such use shall be on a royalty free basis and shall be made solely in such manner as shall have been approved on a prior written basis from time to time by the Sub-Advisor, such approval not to be unreasonably withheld or delayed.

More specifically, the Investment Adviser shall,

(a)	when referring to the Sub-Advisor in any promotional and marketing material (except the Disclosure Documents or other publicly-filed SEC regulatory disclosure of the Funds) as the sub-advisor of the Funds, use the Sub-Advisor’s corporate name and trade names and logos shown on Schedule “C”, including its French language version (if any) (collectively, the “Marks”);

(b)	neither change nor modify the Marks, nor create any design variation of the Marks, nor join any Mark with any other words or marks, nor use the Marks in the Investment Adviser’s trade name;

(c)	abide by any guidelines provided by the Sub-Advisor in writing in connection with the use of the Marks; and

(d)	provide the Sub-Advisor with all documentation relating to the Funds (including marketing and promotional materials and Disclosure Documents) for its review, consider any reasonable comments provided by the Sub-Advisor and obtain the Sub-Advisor’s approval for any disclosure relating to the Funds in any offering document and any promotional and marketing material relating to the Funds, such approval not to be unreasonably withheld or delayed;

Nothing in this Agreement grants the Investment Adviser either a licence to use the Marks nor shall the Investment Adviser acquire any right, title or interest in or to the Marks or any goodwill associated with the Marks. The Investment Adviser shall affix to all materials that contain or bear one or more of the Marks such legends and notices as the Sub-Advisor may reasonably require.

11.3	Confidentiality

The parties hereby agree that they will not at any time, directly or indirectly, disclose or make available to any person any confidential information concerning the terms of the Data Licence Agreement or Service Level Agreement, the business or affairs of another party hereto in connection with this Agreement, or any of the terms of the Data Licence Agreement or Service Level Agreement, except:

(a)	such disclosures as may be required in order to comply with any Applicable Laws, court orders, subpoenas, and regulatory requests;

(b)	such information as comes into the public domain without breach hereof by any party;

(c)	such information as can be demonstrated was already known by a party prior to the date on which the parties became involved or can be demonstrated by a party to have come into its possession without breach hereof by such party; or

(d)	with the other party’s written consent.

The Sub-Advisor shall not use confidential information of the Investment Adviser, the Funds or Fund Shareholders except to the extent necessary to perform its duties pursuant to this Agreement. The parties shall use commercially reasonable efforts to ensure that their directors, officers, managers, employees, independent contractors and agents who have access to any confidential information that is subject to an obligation of confidence under this Section 11.3 comply with the obligations of confidentiality imposed by this Agreement.

Each party acknowledges that a breach by it or any of its Representatives of any obligations contained in this Section 11.3 may cause the other party irreparable harm for which damages may not be an adequate remedy. Accordingly, in the event of any such actual or apprehended breach by a party or any of its Representatives, the other party will be entitled to seek the remedy of specific performance and to preliminary, provisional, interim, temporary, interlocutory and permanent injunctive relief, in addition to any other remedy to which it may be entitled at law or in equity. Such party need not demonstrate irreparable harm, deposit any security or post any bond as a condition to any remedy. The prevailing party in that litigation will be entitled to payment of its legal fees and disbursements, court costs and other expenses of enforcing, defending or otherwise protecting its interest hereunder.

11.4	Not Pricing or Valuation Agent

The Investment Adviser acknowledges and agrees that (i) the Sub-Advisor shall not be deemed to be the pricing or valuation agent for the Funds, (ii) none of the information which the Sub-Advisor provides the Investment Adviser hereunder shall be deemed to be the official books and records of the Funds for tax, accounting or any other purpose except to the extent that such information may be considered an official book or record under Applicable Law, and (iii) the Investment Adviser will not publish, reproduce (except for internal or archival purposes or in response to requests from the Securities Authorities) or disseminate any pricing information provided by the Sub-Advisor without the Sub-Advisor’s consent. Subject to the above, the Sub-Advisor shall provide reasonable assistance to the Investment Adviser and the Administrator to reconcile any material pricing discrepancies between the Administrator and the Sub-Advisor and otherwise provide the Investment Adviser reasonable input on fair valuations impacting the Funds upon reasonable request by the Investment Adviser.

.

11.5	Assignment and Enurement

Neither party may assign this Agreement, with respect to all of the Funds or one or more specific Funds, without the prior written consent of the other party; provided that the Investment Adviser may assign this Agreement, with respect to all of the Funds or one or more specific Funds, without the consent of the other party if the assignee is, at the time of such assignment, an Affiliate of the Investment Adviser. This Agreement enures to the benefit of and binds the parties and their respective successors and permitted assigns.

11.6	Entire Agreement

This Agreement (including the Schedules hereto), the Transaction Agreement and the agreements contemplated by the Transaction Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, undertakings, representations, warranties and understandings, whether written or oral, between the parties.

11.7	Amendments

The provisions of this Agreement (including the Schedules hereto) shall not be added to, changed or deleted except by written instrument of the parties hereto.

11.8	Waivers

No waiver of any provision of this Agreement is binding unless it is in writing and signed by all the parties to this Agreement entitled to grant the waiver. No failure to exercise, and no delay in exercising, any right or remedy, under this Agreement will be deemed to be a waiver of that right or remedy. No waiver of any breach of any provision of this Agreement will be deemed to be a waiver of any subsequent breach of that provision.

11.9	Time Limit

Every time limit provided for or by this Agreement must be strictly respected and cannot be extended without the prior consent of the parties.

11.10	Severability

If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect the legality, validity or enforceability of the remaining provisions of this Agreement.

11.11	Notices

Unless otherwise specified, each notice, request or direction required or permitted to be given hereunder to a party must be given in writing and delivered personally, by courier or, by email to the party as follows:

To the Investment Adviser at:

Fiera Capital Inc.

375 Park Avenue, 8th Floor,

New York, NY 10152

Attention: General Counsel

smcshea@fieracapital.com

With a copy to (which shall also constitute notice):

Fiera Capital Corporation

1981 McGill College Avenue, Suite 1500,

Montreal, Quebec, Canada H3A 0H5

Attention: Chief Legal Officer

gcastiglio@fieracapital.com

To the Sub-Advisor at:

StonePine Asset Management Inc.

1981 McGill College Avenue, Suite 1600

Montreal, Québec H3A 0H5

Attention: Nadim Rizk

nrizk@stonepineam.com

Any party may change its address for notice by giving written notice to the other parties. Any notice:

(a)	delivered personally or by courier on a Business Day will be deemed to have been given on that Business Day; or

(b)	transmitted by email on a Business Day and (i) for which the sending party has received confirmation of transmission before 4:00 p.m. on that Business Day, will be deemed to have been given on that Business Day; or (ii) for which the sending party has received confirmation of transmission after 4:00 p.m. on that Business Day, will be deemed to have been given on the next Business Day; or

(c)	delivered personally or by courier, or transmitted by email, on a day that is not a Business Day, will be deemed to have been given on the next Business Day.

11.12	Governing Law

This Agreement is governed by the laws of the State of New York, without regard to conflict of law principles; provided however, that nothing herein shall be construed as being inconsistent with the Investment Company Act or Investment Advisers Act.

11.13	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one agreement. Delivery of an executed counterpart of this Agreement by facsimile or transmitted electronically in legible form, including in a tagged image format file (TIFF) or portable document format (PDF), shall be equally effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of page intentionally left blank]

DATED effective this ______ day of _____________.

FIERA CAPITAL INC.

Per:
Name:
Title:

Per:
Name:
Title:

STONEPINE ASSET MANAGEMENT INC.

Per:
Name:	Nadim Rizk
Title:	President

INTERVENTION

The undersigned, Nadim Rizk, hereby intervenes to this Agreement in order to represent that the trustee and the beneficiaries of the Rizk Trust are the persons identified herein and covenants that he shall notify the Investment Adviser if control of the Rizk Trust changes or if the Rizk Trust has a beneficiary that is not Rizk or an immediate family member thereof.

NADIM RIZK

Schedule “A”

FUNDS AND CLIENTS

Fiera Capital Series Trust on behalf of:

-	Fiera Capital Global Equity Fund

-	Fiera Capital International Equity Fund

-	Fiera Capital U.S. Equity Long-Term Quality Fund

A-1

SCHEDULE “D”

FEE SCHEDULE

The following annual rates shall be applied to the Average Daily Net Assets of each Fund to determine the Sub-Advisory Fees payable to the Sub-Adviser pursuant to the Agreement:

Fiera Capital Global Equity Fund	0.336%
Fiera Capital International Equity Fund	0.336%
Fiera Capital U.S. Equity Long-Term Quality Fund	0.231%

*	This Schedule D may be amended from time to time by mutual agreement of the parties and approval by the Board, including a majority of the Independent Trustees.

PROXY **PROXY**

[INSERT FUND NAME]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the "Fund") hereby appoints Terrence McCarthy and Mark Wojcik, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on January 24, 2022 at [ ], Eastern Time, at the offices of Fiera Capital Inc., located at 375 Park Avenue, 8th Floor, New York, NY 10152, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!